QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.2

SELLING AGENT AGREEMENT
by and among
PHH Corporation
and the
Agents named herein
June 9, 2003

PHH CORPORATION
(a Maryland corporation)

SELLING AGENT AGREEMENT

June 9, 2003

To the Agents listed on the signature page hereto:

PHH Corporation, a Maryland corporation (the "Company") proposes to issue and sell up to $500,000,000 aggregate principal amount of its PHH InterNotes® due nine months or more from date of issue (the "Notes"). The Notes will be issued pursuant to an indenture dated as of November 6, 2000, (the "Base Indenture," such Base Indenture as supplemented by Supplemental Indenture No. 1, dated as of November 6, 2000, and Supplemental Indenture No. 3, dated as of May 30, 2002, being referred to herein as the "Indenture"), between the Company and Bank One Trust Company, N.A. (the "Trustee").

Subject to the terms and conditions contained in this Agreement, the Company hereby (1) appoints each of you as agent of the Company ("Agent") for the purpose of soliciting offers to purchase the Notes and each of you hereby agree to use your reasonable best efforts to solicit offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify and in accordance with the terms hereof, and after consultation with Incapital LLC (the "Purchasing Agent") and (2) agrees that whenever the Company determines to sell Notes pursuant to this Agreement to the Purchasing Agent purchasing such Notes as principal for resale to other Agents or dealers (the "Selected Dealers"), each of whom will purchase as principal, such Notes shall be sold pursuant to a terms agreement (a "Terms Agreement") between the Company and the Purchasing Agent relating to such sale in accordance with the provisions of Section V hereof. The Company reserves the right to enter into agreements substantially identical hereto with other agents.

I.

The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration No. 333-46434) (the "Initial Registration Statement") covering up to $3,000,000,000 aggregate principal amount of the Company's debt securities and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"). The Initial Registration Statement was declared effective by the Commission on November 3, 2000 and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). A prospectus supplement (the "Prospectus Supplement"), in the form first filed after the date hereof pursuant to Rule 424 of the 1933 Act, will reflect certain terms of the Notes, certain terms of the offering thereof and other matters set forth therein. The Initial Registration Statement, as amended at the date hereof, together with any registration statements filed by the Company pursuant to Rule 462(b) under the 1933 Act, including the exhibits thereto and the documents incorporated by reference therein, is herein called the "Registration Statement," and the base prospectus (the "Base Prospectus") included therein relating to all offerings of debt securities under the Registration Statement, as supplemented by the Prospectus Supplement and any applicable Pricing Supplement (as defined herein), is herein called the "Prospectus," except that, if such Base Prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the Base Prospectus, as so amended or supplemented and as supplemented by the Prospectus Supplement and any applicable Pricing Supplement, in either case including the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), that are incorporated by reference therein.

II.

The Agents' obligations hereunder are subject to the following conditions:

          (a)   On the date hereof, the Agents shall have received a signed opinion of Piper Rudnick LLP, special Maryland counsel to the Company, a signed opinion of Eric J. Bock, Executive Vice President, Law and Corporate Secretary of the Company, and a signed opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Company in form and substance reasonably satisfactory to the Agents as set forth on Exhibits A, B and C attached hereto, respectively.

          (b)   On the date hereof, the Agents shall have received a certificate of any Senior Vice President or Treasurer or any other authorized officer of the Company reasonably satisfactory to the Agents, dated as of the date hereof, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that to the best of their knowledge (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, earnings or business affairs of the Company and its Significant Subsidiaries (as defined herein) considered as one enterprise, whether or not arising in the ordinary course of business, except as set forth or contemplated in the Prospectus, as supplemented or amended, (ii) the other representations and warranties of the Company contained in this Agreement are true and correct in all material respects with the same force and effect as though expressly made at and as of the date of such certificate, (iii) the Company has performed or complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the date of such certificate, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission and (v) no litigation or proceeding shall be pending or, to the knowledge of the Company, threatened to restrain or enjoin the issuance or delivery of the Notes, or which in any way affects the validity of the Notes, except that the foregoing does not apply to (i) statements or omissions in the Registration Statement or Prospectus based upon written information furnished to the Company by any of you or the Trustee expressly for use therein or (ii) that part of the Registration Statement that constitutes the Statement of Eligibility under the Trust Indenture Act on Form T-1 of the Trustee, except statements or omissions in such Statement made in reliance upon information furnished in writing to the Trustee by or on behalf of the Company for use therein. The term "Significant Subsidiary" has the meaning assigned to it in clauses (1) and (2) of Rule 1-02(w) of Regulation S-X promulgated under the 1933 Act.

          (c)   On the date hereof and at the times specified herein, the Agents shall have received a letter from Deloitte & Touche LLP ("Deloitte & Touche") dated as of the date hereof (or such other date as specified herein), signed by Deloitte & Touche, substantially identical to the proposed form of such letter heretofore delivered to each of you.

          (d)   On the date hereof and on each Settlement Date (as defined herein) with respect to any purchase of Notes by the Purchasing Agent, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, contained herein; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Purchasing Agent and to counsel to the Agents.

          (e)   On the date hereof, you shall have received the favorable opinion of Shearman & Sterling, counsel for the Agents, dated as of the date hereof.

The obligations of the Purchasing Agent to purchase Notes as principal, both under this Agreement and under any Terms Agreement, are subject to the conditions that (i) no litigation or proceeding shall be pending or, to the knowledge of the Company, threatened to restrain or enjoin the issuance or delivery of the Notes, or which in any way questions or affects the validity of the Notes, (ii) no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission and (iii) there shall have been no material adverse change in the financial condition of the Company and its Significant Subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus (exclusive of any supplement thereto since the date of the Terms Agreement), each of which conditions shall be met on the date of the Terms Agreement and on the corresponding Settlement Date. Further, if specifically called for by any written agreement by the Purchasing Agent, including a Terms Agreement, to purchase Notes as principal, the Purchasing Agent's obligations hereunder and under such agreement, shall be subject to such additional conditions, including those set forth in clauses (a), (b) and (c) above, as agreed to by the parties, each of which such agreed conditions shall be met on the corresponding Settlement Date.

III.

In further consideration of your agreements herein contained, the Company covenants as follows:

          (a)   The Company will notify the Agents immediately of (i) the effectiveness of any post-effective amendment to the Registration Statement, (ii)  the filing of any supplement to the Prospectus (other than a Pricing Supplement) or any document to be filed pursuant to the 1934 Act which will be incorporated by reference in the Prospectus (other than with respect to the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q), (iii) the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus (other than with respect to a document filed with the Commission pursuant to the 1934 Act which will be incorporated by reference in the Registration Statement and the Prospectus), (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information relating thereto or to any document incorporated by reference in the Prospectus, (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and (vi) (x) any change in the rating assigned by any nationally recognized statistical rating organization to the debt securities of the Company or to the InterNotes Program under which the Notes are issued (the "Program"), (y) the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of any such debt securities, following such time as the Company shall have been notified of such a change or public announcement by such nationally recognized statistical rating organization; provided, that, for purposes of clause (ii) of this paragraph (a), the Company may notify the Agents of any filing through automated electronic mail sent to electronic mail addresses of the Agents, which addresses shall be provided by the Agents to the Company in Annex A hereto. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to promptly obtain the lifting thereof.

          (b)   The Company will give the Agents notice of its intention to file or prepare any additional registration statements with respect to the registration of additional Notes or any amendment to the Registration Statement or any amendment or supplement to the Prospectus with respect to the issuance of additional Notes (other than (i) a Pricing Supplement, (ii) an amendment, or supplement providing solely for a change in the interest rates or maturity dates of Notes or similar changes, or (iii) an amendment or supplement effected by the filing of a document with the Commission pursuant to the 1934 Act) and, upon request, will furnish the Agents with copies of any such registration statement or amendment or supplement proposed to be filed or prepared a reasonable time in advance of such proposed filing or preparation, as the case may be, and will not file any such registration statement or amendment or supplement in a form as to which the Agents or your counsel reasonably object.

          (c)   The Company will deliver to the Agents without charge, a copy of (i) the Indenture, (ii) the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus other than exhibits to the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q) and (iii) a certified copy of the corporate authorization of the issuance and sale of the Notes. The Company will furnish to the Agents as many copies of the Prospectus (as amended or supplemented) as the Agents shall reasonably request so long as the Agents are required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes under the Act.

          (d)   With respect to any Notes to be sold through or to the Agents pursuant to this Agreement, a pricing supplement with respect to such Notes in substantially the form attached as Exhibit G (a "Pricing Supplement") will be provided to the Company by the Purchasing Agent, and will be filed by the Company with the Commission pursuant to Rule 424(b) under the 1933 Act not later than the close of business on the fifth business day after the date on which such Pricing Supplement is first used.

          (e)   Except as otherwise provided in subsection (i) of this Section, if at any time during the term of this Agreement any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of your counsel or counsel for the Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the regulations of the Commission thereunder (the "1933 Act Regulations"), immediate notice shall be given, and confirmed in writing, to the Agents to cease the solicitation of offers to purchase the Notes and to cease sales of any Notes by the Purchasing Agent, and the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1934 Act, the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements.

          (f)    As soon as practicable, the Company will make generally available to its security holders an earnings statement or statements that will satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder.

          (g)   The Company will endeavor to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Agents may designate and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided. The Company will promptly advise the Agents of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

          (h)   The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file within the prescribed time all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c) or 15(d) of the 1934 Act.

          (i)    The Company shall not be required to comply with the provisions of subsection(e) of this Section or the provisions of Sections VII(b), (c) and (d) during any period from the time (i) the Agents have suspended solicitation of purchases of the Notes pursuant to a direction from the Company and (ii) the Agents shall not then hold any Notes as principal as part of a distribution of the Notes purchased from the Purchasing Agent to the time the Company shall determine that solicitation of purchases of the Notes should be resumed or shall subsequently agree for the Purchasing Agent to purchase Notes as principal.

IV.

          (a)   The Agents propose to solicit offers to purchase the Notes upon the terms and conditions set forth herein and in the Prospectus and upon the terms communicated to the Agents from time to time by the Company or the Purchasing Agent, as the case may be. For the purpose of such solicitation the Agents will use the Prospectus as then amended or supplemented which has been most recently distributed to the Agents by the Company, and the Agents will solicit offers to purchase only as permitted or contemplated thereby and herein and will solicit offers to purchase the Notes only as permitted by the 1933 Act and the applicable securities laws or regulations of any jurisdiction. The Company reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Notes commencing at any time for any period of time or permanently. Upon receipt of instructions (which may be given orally) from the Company, the Agents will suspend promptly solicitation of offers to purchase until such time as the Company has advised the Agents that such solicitation may be resumed.

Unless otherwise instructed by the Company, the Agents are authorized to solicit offers to purchase the Notes only in denominations of $1,000 or more (in multiples of $1,000). The Agents are not authorized to appoint subagents or to engage the services of any other broker or dealer in connection with the offer or sale of the Notes without the consent of the Company. Unless otherwise instructed by the Company, the Purchasing Agent shall communicate to the Company, orally or in writing, each offer to purchase Notes. The Company shall have the sole right to accept offers to purchase Notes and may reject any proposed offers to purchase Notes as a whole or in part. Each Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein. The Company agrees to pay the Purchasing Agent, as consideration for soliciting offers to purchase Notes pursuant to a Terms Agreement, a concession in the form of a discount equal to the percentages of the initial offering price of each Note actually sold as set forth in Exhibit D hereto (the "Concession"); provided, however, that the Company and the Purchasing Agent may agree also to a Concession greater than or less than the percentages set forth on Exhibit D hereto. The actual aggregate Concession with respect to each tranche of Notes will be set forth in the related Pricing Supplement. The Purchasing Agent and the other Agents (and Selected Dealers) will share the above-mentioned Concession in such proportions as they may agree.

Unless otherwise authorized by the Company, all Notes shall be sold to the public at a purchase price not to exceed 100% of the principal amount thereof, plus accrued interest, if any. Such purchase price shall be set forth in the confirmation statement of the Agent responsible for such sale and such confirmation statement shall contain the same substance as the Pricing Supplement and shall be delivered by such Agent to the purchaser along with a copy of the Prospectus (if not previously delivered) and Pricing Supplement.

          (b)   Procedural details relating to the issue and delivery of, and the solicitation of purchases and payment for, the Notes are set forth in the Administrative Procedures attached hereto as Exhibit E (the "Procedures"), as amended from time to time. Unless otherwise provided in a Terms Agreement, the provisions of the Procedures shall apply to all transactions contemplated hereunder. The Agents and the Company each agree to perform the respective duties and obligations specifically provided to be performed by each in the Procedures as amended from time to time. The Procedures may only be amended by written agreement of the Company and the Agents.

          (c)   The Company, the Purchasing Agent and each Agent acknowledges and agrees, and each Selected Dealer will be required by the Agents to acknowledge and agree, that the Notes are being offered for sale in the United States only.

V.

Each sale of Notes to the Purchasing Agent shall be made in accordance with the terms of this Agreement and an applicable Terms Agreement, which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, the Purchasing Agent as principal. A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by the Purchasing Agent. The offering of Notes by the Company hereunder and the Purchasing Agent's agreement to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased pursuant thereto by the Purchasing Agent as principal, and may specify, among other things, the principal amount of Notes to be purchased, the interest rate or formula and maturity date or dates of such Notes, the interest payment dates, if any, the net proceeds to the Company, the initial public offering price at which the Notes are proposed to be reoffered, and the time and place of delivery of and payment for such Notes (the "Settlement Date"), whether the Notes provide the representative of a beneficial owner of such Notes with the option to elect repayment or repurchase of such Note following the death of the beneficial owner of such Note (a "Survivor's Option"), whether the Notes are redeemable or repayable and on what terms and conditions, and any other relevant terms. In connection with the resale of the Notes purchased, without the consent of the Company, the Agents are not authorized to appoint subagents or to engage the service of any other broker or dealer, nor may the Agents reallow any portion of the Concession paid to them. Terms Agreements, each of which shall be substantially in the form of Exhibit F hereto, or as otherwise agreed to between the Company and the Purchasing Agent, may take the form of an exchange of any standard form of written telecommunication between the Purchasing Agent and the Company.

VI.

          (a)   The Company represents and warrants to the Agents as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (including any purchase by the Purchasing Agent as principal, pursuant to a Terms Agreement or otherwise), as of each Settlement Date, and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented or there is filed with the Commission any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K relating exclusively to the issuance of debt securities under the Registration Statement or filed solely for the purpose of disclosure under Item 9 or 12 thereof) (each of the times referenced above being referred to herein as a "Representation Date") as follows:

              (i)  The Company meets the requirements for use of Form S-3 (or any successor form) under the 1933 Act and has filed with the Commission the Registration Statement, which has been declared effective. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

             (ii)  The Registration Statement and the Prospectus, on their respective dates of effectiveness and filing did, and as of the applicable Representation Date will, conform in all material respects to the requirements of the 1933 Act, the Trust Indenture Act and the respective rules and regulations (the "Rules and Regulations") of the Commission; as of the respective dates of their effectiveness and filing, neither the Registration Statement nor the Prospectus did, nor as of the applicable Representation Date will, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or, in the case of the Prospectus, in light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph do not apply to (i) statements or omissions in the Registration Statement or the Prospectus based upon written information furnished to the Company by any of you or the Trustee expressly for use therein or (ii) that part of the Registration Statement that constitutes the Statement of Eligibility under the Trust Indenture Act on Form T-1 of the Trustee, except statements or omissions in such Statement made in reliance upon information furnished in writing to the Trustee by or on behalf of the Company for use therein.

            (iii)  The documents incorporated by reference in the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the 1934 Act, and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, do not and will not, on the date hereof, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (iv)  The accountants (individually an "Accountant" and together the "Accountants"), who have reported upon the audited financial statements and schedules included or incorporated by reference in the Registration Statement, are each independent public accountants as required by the 1933 Act and the 1933 Act Regulations with respect to (i) the Company and (ii) each corporation whose financial statements have been included in the Registration Statement for each of the years reported on by the Accountants.

             (v)  The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland and has the corporate power to conduct the businesses presently being conducted by it. The Company is qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its consolidated subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect").

            (vi)  The execution and delivery of this Agreement, the Notes or the Indenture, the consummation of the transactions herein or therein contemplated, or compliance with the terms, conditions or provisions of any such instruments, will not violate the charter or Bylaws of the Company, nor contravene any of the terms and provisions of, or constitute (with due notice or lapse of time, or both) a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or is bound or to which any of its assets or properties are subject, or any order, applicable law, rule or regulation applicable to the Company of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or over its assets or result in the encumbrance upon the assets or properties of the Company (except, no representation, warranty or agreement is being made in this paragraph as to the Blue Sky or securities laws of any State of the United States or the District of Columbia, the Commonwealth of Puerto Rico or foreign jurisdictions).

           (vii)  Each significant subsidiary (as such term is defined in clauses (1) and (2) of Rule 1-02(w) of Regulation S-X promulgated under the 1933 Act), if any, of the Company (each, a "Significant Subsidiary") is duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power and corporate authority under such laws to own, lease and operate its properties and conduct its business. Each Significant Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect. Except as otherwise stated in the Registration Statement and Prospectus, all of the outstanding shares of capital stock of each Significant Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and are owned by the Company, directly or through one or more Significant Subsidiaries, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind (each, a "Lien"), except for such Liens as are not, individually or in the aggregate, material to the Company and its Significant Subsidiaries, considered as one enterprise.

          (viii)  Neither the Company nor any of its Significant Subsidiaries is in violation of its charter or Bylaws. None of the Company or any of its Significant Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, note, lease, loan or credit agreement or any other agreement or instrument (the "Agreements and Instruments") to which the Company or any of its Significant Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any Significant Subsidiary is subject, or in violation of any applicable law, rule or regulation or any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective properties or assets, which violation or default would, singly or in the aggregate, have a Material Adverse Effect.

            (ix)  This Agreement has been duly authorized, executed and delivered on behalf of the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors now or hereafter in effect, and to equitable principles that may limit the right to specific enforcement of remedies, and except insofar as the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by federal and state securities laws);

             (x)  The sale and issuance of the Notes have been duly authorized and, when authenticated as contemplated by the Indenture and delivered and paid for in accordance with this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors now or hereafter in effect, and to equitable principles that may limit the right to specific enforcement of remedies) and will be entitled to the benefits provided by the Indenture.

            (xi)  The Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, as applicable, and constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors now or hereafter in effect, and to equitable principles that may limit the right to specific enforcement of remedies).

           (xii)  There is no consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body having jurisdiction over the Company which is required for, or the absence of which would materially affect, the issue and sale of the Notes as contemplated by this Agreement or the execution, delivery or performance of the Indenture, except such as have been obtained and made under the 1933 Act, the Trust Indenture Act and such as may be required under state securities laws.

          (xiii)  All consolidated financial statements of the Company provided to the Agents by the Company (including those incorporated by reference in the Registration Statement) fairly present the consolidated financial condition of the Company and its consolidated subsidiaries in all material respects and have been prepared in conformity with U.S. generally accepted accounting principles.

          (xiv)  There are no suits or claims threatened or pending against the Company in any court or before or by any governmental body which would have a materially adverse effect on the business of the Company or its financial position on a consolidated basis, except as set forth or contemplated by the Registration Statement and the Prospectus.

           (xv)  Since the respective dates as of which information is given in the Registration Statement and the Prospectus and except as otherwise stated therein, (A) there has been no material adverse change and no development with respect to the Company that would result in a Material Adverse Effect, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, that are material with respect to the Company and its subsidiaries, considered as one enterprise, and (C) except for regular dividends on the common stock in amounts per share that are consistent with past practice or the applicable charter document or supplement thereto, respectively, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (xvi)  The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          (b)   Any certificate signed by any director or officer of the Company and delivered to the Purchasing Agent or to counsel for the Purchasing Agent in connection with an offering of Notes or the sale of Notes to the Purchasing Agent as principal shall be deemed a representation and warranty by the Company to the Agents as to the matters covered thereby on the date of such certificate.

          (c)   All representations, warranties, covenants and agreements of the Company contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Agent or any controlling person of any Agent, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.

VII.

          (a)   Each acceptance by the Company of an offer for the purchase of Notes, and each delivery of Notes to the Purchasing Agent pursuant to a sale of Notes to the Purchasing Agent, shall be deemed to be an affirmation that the representations and warranties of the Company made to the Agents in this Agreement and in any certificate theretofore delivered pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the Purchasing Agent of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

          (b)   Each time:

              (i)  the Company accepts a Terms Agreement requiring such certificate;

             (ii)  the Company files an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q with the Commission that is incorporated by reference into the Prospectus;

            (iii)  the Company files a Current Report on Form 8-K required by Item 2 of Form 8-K with the Commission that is incorporated by reference into the Prospectus; or

            (iv)  if required by the Agents after the Registration Statement or Prospectus has been amended or supplemented in an instance other then set forth in (ii) or (iii) above (other than by an amendment or supplement providing solely for interest rates, maturity dates or other terms of Notes or similar changes or an amendment or supplement which relates exclusively to an offering of securities other than the Notes), the Company shall furnish or cause to be furnished to the Agents a certificate of any Senior Vice President or Treasurer or any other authorized officer of the Company satisfactory to the Agents (an "Authorized Officer") dated the date specified in the applicable Terms Agreement or dated the date of filing with the Commission of such supplement or document or the date of effectiveness of such amendment, as the case may be, in form satisfactory to the Agents to the effect that the statements contained in the certificate referred to in Section II(b) hereof which was last furnished to the Agents are true and correct as of the date specified in the applicable Terms Agreement or at the time of such filing, amendment or supplement, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section II(b), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

          (c)   Each time:

              (i)  the Company accepts a Terms Agreement requiring such opinion;

             (ii)  the Company files an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q with the Commission that is incorporated by reference into the Prospectus; or

            (iii)  if required by the Agents after:

        (A)    the Company files a Current Report on Form 8-K required by Item 2 of Form 8-K with the Commission that is incorporated by reference into the Prospectus; or

        (B)    the Registration Statement or Prospectus has been amended or supplemented in an instance other than as set forth in (ii) above (other than by an amendment or supplement providing solely for interest rates, maturity dates or other terms of the Notes or similar changes or an amendment or supplement which relates exclusively to an offering of securities other than the Notes), the Company shall furnish or cause to be furnished forthwith to the Agents and your counsel the written opinion of Eric J. Bock, Executive Vice President, Law and Corporate Secretary of the Company, or other counsel satisfactory to the Agents, dated the date specified in the applicable Terms Agreement or dated the date of filing with the Commission of such supplement or document or the date of effectiveness of such amendment, as the case may be, in form and substance satisfactory to the Agents, of the same tenor as the opinions referred to in Section II(a) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinions; or, in lieu of such opinions, counsel last furnishing such opinions to the Agents shall furnish the Agents with a letter substantially to the effect that the Agents may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

          (d)   Each time:

              (i)  the Company accepts a Terms Agreement requiring such comfort letter;

             (ii)  the Company files an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q with the Commission that is incorporated by reference into the Prospectus; or

            (iii)  if required by the Agents after:

        (A)    the Company files a Current Report on Form 8-K required by Item 2 of Form 8-K with the Commission that is incorporated by reference into the Prospectus; or

        (B)    the Registration Statement or Prospectus has been amended or supplemented to include additional financial information required to be set forth or incorporated by reference into the Prospectus under the terms of Item 11 of Form S-3 under the 1933 Act, the Company shall cause Deloitte & Touche to furnish the Agents a letter, dated the date specified in the applicable Terms Agreement or dated the date of effectiveness of such amendment, supplement or document filed with the Commission, as the case may be, in form satisfactory to the Agents, of the same tenor as the letter referred to in Section II(c) hereof but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter and with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, Deloitte & Touche may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement. With regard to such letter issued pursuant to paragraph (ii) of this section in connection with the filing of the Company's Quarterly Report on Form 10-Q, Deloitte & Touche need not include the certain procedures on certain financial information as described in paragraph 8 of their letter dated June 9, 2003. If any other information included therein is of an accounting, financial or statistical nature, the Agents may request procedures be performed with respect to such other information. If Deloitte & Touche is willing to perform and report on the requested procedures, such letter should cover such other information. Any letter required to be provided by Deloitte & Touche hereunder shall be provided within 10 business days of the filing of the Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, within a reasonable time of a request made pursuant to subparagraph (iii) hereof or on the date specified in an applicable Terms Agreement.

VIII.

          (a)   The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls any Agent within the meaning of Sections 15 of the 1933 Act or Section 20 of the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment or supplement thereof, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Agent specifically for use in connection with the preparation thereof, or arises out of or is based upon statements in or omissions from that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification of the Trustee (Form T-1) under the Trust Indenture Act, and (ii) such indemnity with respect to the Prospectus shall not inure to the benefit of any Agent (or any person controlling such Agent) from whom the person asserting any such loss, claim, damage or liability purchased the Notes which are the subject thereof if the Agent failed to deliver a copy of the Prospectus as amended or supplemented to such person in connection with the sale of such Notes excluding documents incorporated therein by reference at or prior to the written confirmation of the sale of such Notes to such person in any case where such delivery is required by the 1933 Act and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as amended or supplemented. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b)   Each Agent severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Company to each Agent, but only with reference to written information relating to such Agent furnished to the Company by or on behalf of such Agent specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Agent may otherwise have. Counsel shall be designated by the Agent with the consent of the Company (which shall not be unreasonably withheld). The Company acknowledges that the name of such Agent appearing on the front cover of the Prospectus Supplement, the name of such Agent appearing in the Summary section of the Prospectus Supplement on page S-6 and the entire first paragraph with the exception of the last sentence, the first and second sentence of the second paragraph, the entire third and fourth paragraphs, the entire fifth paragraph with respect to the Agents, and the sixth paragraph, all under the Section "Plan of Distribution" in the Prospectus constitute the only information furnished in writing by or on behalf of such Agent for inclusion in the documents referred to in the foregoing indemnity.

          (c)   Promptly after receipt by an indemnified party under this Section VIII of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section VIII, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except to the extent, if any, that such failure materially prejudices the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section VIII for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (other than local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent (which shall not be unreasonably withheld). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any action or claim in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action or claim.

          (d)   To provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section VIII is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on the grounds of policy or otherwise, the Company and the Agents shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Agents may be subject in such proportion so that each Agent is responsible for that portion represented by the percentage that the total commissions and underwriting discounts received by such Agent bears to the total sales price from the sale of Notes sold to or through the Agents to the date of such liability, and the Company is responsible for the balance. However, if the allocation provided by the foregoing sentence is not permitted by applicable law, the Company and the Agents shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Agents may be subject in such proportion to reflect the relative fault of the Company on the one hand and the Agents on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Agent, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Agents agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding anything to the contrary contained herein, (i) in no case shall an Agent be responsible for any amount in excess of the commissions and underwriting discounts received by such Agent in connection with the Notes from which such losses, liabilities, claims, damages and expenses arise and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section VIII, each person who controls any Agent within the meaning of the 1933 Act shall have the same rights to contribution as such Agent, and each person who controls the Company within the meaning of either the 1933 Act or the 1934 Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the provisions of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

IX.

The Company may elect to suspend or terminate the offering of Notes under this Agreement at any time; the Company also (as to any one or more of the Agents) or any Agent (as to itself) may terminate the appointment and arrangements described in this Agreement. Upon receipt of instructions from the Company, the Purchasing Agent shall suspend or terminate the participation of any Selected Dealer under the Master Selected Dealer Agreement attached hereto as Exhibit H. Such actions may be taken, in the case of the Company, by giving prompt written notice of suspension to all of the Agents and by giving not less than 5 days' written notice of termination to the affected party and the other parties to this Agreement, or in the case of an Agent, by giving not less than 5 days' written notice of termination to the Company and except that, if at the time of termination an offer for the purchase of Notes shall have been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto shall not yet have occurred, the Company shall have the obligations provided herein with respect to such Note or Notes. The Company shall promptly notify the other parties in writing of any such termination.

The Purchasing Agent may, and, upon the request of an Agent with respect to any Notes being purchased by such Agent shall, terminate any agreement hereunder by the Purchasing Agent to purchase such Notes, immediately upon notice to the Company at any time at or prior to the Settlement Date relating thereto, (i) if there has been, since the date of such agreement or since the respective dates as of which information is given in the Registration Statement or Prospectus (exclusive of any amendment or supplement thereto since the date of such agreement), any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, or (ii) if there shall have occurred, since the date of such agreement, any outbreak or material escalation of hostilities or other national or international calamity or crisis, financial or otherwise, the effect of which is such as to make it, in the sole judgment of the Purchasing Agent or such Agent, impracticable to market such Notes or enforce contracts for the sale of such Notes, or (iii) if, since the date of such agreement, trading in any securities of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or a material disruption has occurred in securities settlement or clearance services in the United States, (iv) if there shall have come to the Purchasing Agent's or such Agent's attention any facts that would cause the Purchasing Agent or such Agent to believe that the Prospectus, at the time it was required to be delivered to a purchaser of such Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading, or (v) if either (1) the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company shall have been lowered or (2) any such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company, unless, in either case, such lowering or public announcement shall have taken place prior to the date of such agreement, or (vi) if, since the date of such agreement, a banking moratorium shall have been declared by either Federal or New York authorities.

Any Terms Agreement shall be subject to termination in your absolute discretion on the terms set forth or incorporated by reference therein. The termination of this Agreement shall not require termination of any agreement by the Purchasing Agent to purchase Notes as principal, and the termination of any such agreement shall not require termination of this Agreement.

If this Agreement is terminated, Section III(f), Section VIII, Section XII and Section XIII hereof shall survive and shall remain in effect; provided that if at the time of termination of this Agreement an offer to purchase Notes has been accepted by the Company but the time of delivery to the Purchasing Agent of such Notes has not occurred, the provisions of all of Section III, Section IV(b) and Section V shall also survive until time of delivery.

In the event a proposed offering is not completed according to the terms of this Agreement, an Agent will be reimbursed by the Company only for out-of-pocket accountable expenses actually incurred.

X.

Except as otherwise specifically provided herein, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to an Agent shall be sufficient in all respects if delivered in person or sent by telex, facsimile transmission (confirmed in writing), electronic mail or registered mail to such Agent at its address, telex, facsimile number or electronic mail address set forth on Annex A hereto and if to the Company shall be sufficient in all respects if delivered or sent by telex, facsimile transmission (confirmed in writing), electronic mail or registered mail to the Company at the address specified below. All such notices shall be effective on receipt.

If to the Company:

    PHH Corporation
    1 Campus Drive
    Parsippany, New Jersey 07054
    Attention: Kevin Monaco, Vice President and Assistant Treasurer with a copy to the Treasurer
    Telephone: 973-428-9700
    E-mail: kevin.monaco@cendant.com

With a copy to:

    Skadden, Arps, Slate, Meagher & Flom LLP
    Four Times Square
    New York, New York 10036-6522
    Attention: Gregory A. Fernicola
    Telephone: (212) 735-3000
    E-mail: gfernico@skadden.com

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section.

XI.

This Agreement shall be binding upon the Agents and the Company, and inure solely to the benefit of the Agents and the Company and any other person expressly entitled to indemnification hereunder and the respective personal representatives, successors and assigns of each, and no other person shall acquire or have any rights under or by virtue of this Agreement.

XII.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York. Each party to this Agreement irrevocably agrees that any legal action or proceeding against it arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered against it in connection with this Agreement may be brought in any Federal or New York State court sitting in the County of New York, New York, and, by execution and delivery of this Agreement, such party hereby irrevocably accepts and submits to the jurisdiction of each of the aforesaid courts in person, generally and unconditionally with respect to any such action or proceeding for itself and in respect of its property, assets and revenues. Each party hereby also irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding brought in any such court and any claim that any such action or proceeding has been brought in an inconvenient forum.

XIII.

If this Agreement is executed by or on behalf of any party, such person hereby states that at the time of the execution of this Agreement he has no notice of revocation of the power of attorney by which he has executed this Agreement as such attorney.

The Company will pay the following expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement; (ii) the preparation, issuance and delivery of the Notes; (iii) the fees and disbursements of Deloitte & Touche, of the Trustee and its counsel and of any paying or other agents appointed by the Company; (iv) the printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and the Prospectus; (v) the reasonable fees and disbursements of Shearman & Sterling, counsel for the Agents; (vi) if the Company lists Notes on a securities exchange, the costs and fees of such listing; (vii) the fees and expenses, if any, including the reasonable fees and disbursements of Shearman & Sterling, incurred with respect to any filing with the National Association of Securities Dealers, Inc.; (viii) the cost of providing CUSIP or other identification numbers for the Notes; (ix) all reasonable expenses (including fees and disbursements of Shearman & Sterling) in connection with "Blue Sky" qualifications; and (x) any fees charged by rating agencies for the rating of the Notes.

This Agreement may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Facsimile signatures shall be deemed original signatures.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Company and you.

Very truly yours,
PHH CORPORATION
By:	/s/ ERIC J. BOCK
Name:	Eric J. Bock
Title:	Executive Vice President, Law and Corporate Secretary

Confirmed and accepted as of the date first above written:

BANC OF AMERICA SECURITIES LLC
By:	/s/ PETER J. CARBONE
Name:	Peter J. Carbone
Title:	Vice President
Name:	Thomas Ricketts
Title:	President and Chief Executive Officer
INCAPITAL LLC
By:	/s/ THOMAS RICKETTS
Name:	Thomas Ricketts
Title:	President and Chief Executive Officer
CHARLES SCHWAB & CO., INC.
By:	/s/ MARK F. MESINGER
Name:	Mark F. Mesinger
Title:	Vice President—Fixed Income
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
By:	/s/ SCOTT G. PRIMROSE
Name:	Scott G. Primrose
Title:

PRUDENTIAL SECURITIES INCORPORATED
By:	/s/ FRANCESCO P. SINATRA
Name:	Francesco P. Sinatra
Title:	Managing Director
CITIGROUP CAPITAL MARKETS INC.
By:	/s/ MARTHA BAILEY
Name:	Martha Bailey
Title:	Senior Vice President
UBS FINANCIAL SERVICES INC.
By:	/s/ JAMES LEBLANC
Name:	James LeBlanc
Title:	Senior Vice President
WACHOVIA SECURITIES, INC.
By:	/s/ GEORGE J. CURCI
Name:	George J. Curci
Title:	Senior Vice President

ANNEX A
AGENT CONTACT INFORMATION

Banc of America Securities LLC
Bank of America Corporate Center
100 North Tryon Street
NC1-007-08-20
Charlotte, North Carolina 28255-0001
Attention: Doug Fink
Fax: (704) 388-9982
E-mail: doug.j.fink@bankofamerica.com

Incapital LLC
One North LaSalle Street
Suite 3500
Chicago, Illinois 60602
Fax: (312) 379-3701
E-mail: brian.walker@incapital.com

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, California 94104
Attention: John Cu
Fax: (415) 667-5090
E-mail: john.cu@schwab.com

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Global Transaction Management Group
4 World Financial Center Floor 15
New York, New York 10080
Attention: Scott G. Primrose
Fax: (212) 449-2234
E-mail: sprimrose@exchange.ml.com

Prudential Securities Incorporated
One New York Plaza
New York, New York 10292
Attention: Frederick J. Tate/Frank P. Sinatra
Fax: (212) 778-4456/4556
E-mail: jack.tate@prusec.com

Citigroup Capital Markets Inc.
Medium-Term Note Department
388 Greenwich Street
New York, New York 10013
Fax: (212) 816-2007
E-mail: wade.canter@citigroup.com

UBS Financial Services Inc.
Taxable Fixed Income Department
Attention: Corporate Desk
800 Harbor Boulevard
Weehawken, New Jersey 07087
Fax: (201) 352-6900

With a copy to:
UBS Financial Services, Inc.
Transaction Management Group
299 Park Avenue
New York, New York 10171
Fax: (212) 821-5536
Attention: Karen Rockey
E-mail: krockey@ubspw.com

Wachovia Securities, Inc.
301 S. College
NC0602
Charlotte, NC 28288
Attention: Kent Phillips
E-mail: kent.phillips@wachovia.com

EXHIBIT A

FORM OF OPINION OF PIPER RUDNICK LLP,
SPECIAL COUNSEL TO THE COMPANY

Based upon and subject to the limitations, qualification, exceptions and assumptions set forth above, we are of the opinion that

          (1)   The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland;

          (2)   The Company has the corporate power to conduct its business substantially as described in the Prospectus under the caption "Business";

          (3)   The execution, delivery and performance by the Company of the Selling Agent Agreement and the Indenture have been duly authorized by the Company;

          (4)   The sale and issuance of the Notes have been duly authorized by the Company; and

          (5)   Neither the sale and issuance of the Notes, the consummation of any other of the transactions contemplated by the Selling Agent Agreement nor the compliance with the terms thereof will violate any provision of the charter or the Bylaws of the Company, each as amended to date.

A-1

EXHIBIT B

FORM OF OPINION OF ERIC J. BOCK, EXECUTIVE PRESIDENT, LAW AND CORPORATE SECRETARY OF THE COMPANY

B-1

EXHIBIT C

FORM OF OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

C-1

EXHIBIT D

DEALER AGENT PROGRAM

The following Concessions are payable as a percentage of the non-discounted Price to Public of each Note sold through the Purchasing Agent.

9 months to less than 23 months	0.200%
23 months to less than 35 months	0.400%
35 months to less than 47 months	0.625%
47 months to less than 59 months	0.750%
59 months to less than 71 months	1.000%
71 months to less than 83 months	1.100%
83 months to less than 95 months	1.200%
95 months to less than 107 months	1.300%
107 months to less than 119 months	1.400%
119 months to less than 131 months	1.500%
131 months to less than 143 months	1.600%
143 months to less than 179 months	1.750%
179 months to less than 239 months	2.000%
239 months to less than 360 months	2.500%
360 months or greater	3.000%

D-1

EXHIBIT E

PHH Corporation

$500,000,000

PHH INTERNOTES®

DUE FROM NINE MONTHS OR MORE FROM DATE OF ISSUE

ADMINISTRATIVE PROCEDURES

PHH InterNotes®, Due from nine months or more from date of issue are offered on a continuing basis by PHH Corporation (the "Company"). The Notes will be offered through Incapital LLC (the "Purchasing Agent"), Banc of America Securities LLC, Charles Schwab & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities Incorporated, Salomon Smith Barney, Inc., UBS PaineWebber Inc. and Wachovia Securities, Inc., (collectively, the "Agents") pursuant to a Selling Agent Agreement among the Company and the Agents dated as of the date hereof (the "Selling Agent Agreement") and one or more terms agreements substantially in the form attached to the Selling Agent Agreement as Exhibit F (each a "Terms Agreement"). The Agents have agreed, pursuant to the Selling Agent Agreement, to use their reasonable best efforts to solicit purchases of the Notes. The Notes may be purchased by the Purchasing Agent as principal and resold by the Purchasing Agent (and by any Agent that purchases them from the Purchasing Agent) (i) directly to customers of the Agents or (ii) to selected broker-dealers (the "Selected Dealers") for distribution to their customers pursuant to a Master Selected Dealer Agreement (a "Dealers Agreement") attached to the Selling Agent Agreement as Exhibit H. The Notes will rank equally with each other series of debt securities of the Company issued in accordance with the Indenture and with all our other present and future unsecured and unsubordinated indebtedness and have been registered with the Securities and Exchange Commission (the "Commission"). The Bank One Trust Company is the trustee (the "Trustee") under the Indenture dated as of November 6, 2000, (the "Base Indenture," such Base Indenture as supplemented by Supplemental Indenture No. 1, dated as of November 6, 2000 and Supplemental Indenture No. 3, dated as of May 30, 2002, being referred to herein as the "Indenture") between the Company and the Trustee, covering the Notes. Pursuant to the terms of the Indenture, Bank One Trust Company also will serve as authenticating agent and paying agent.

Each tranche of Notes will be issued in book-entry only form ("Notes") and represented by one or more fully registered global notes without coupons (each, a "Global Note") held by the Trustee, as agent for The Depository Trust Corporation ("DTC") and recorded in the book-entry system maintained by DTC. Each Global Note will have the annual interest rate, maturity and other terms set forth in the relevant Pricing Supplement (as defined in the Selling Agent Agreement). Owners of beneficial interests in a Global Note will be entitled to physical delivery of Notes issued in certificated form equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Indenture.

Administrative procedures and specific terms of the offering are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding offers to purchase Notes and the details of their delivery.

Notes will be issued in accordance with the administrative procedures set forth herein. To the extent the procedures set forth below conflict with or omit certain of the provisions of the Notes, the Indenture, the Selling Agent Agreement or the Prospectus and the Pricing Supplement (together, the

"Prospectus"), the relevant provisions of the Notes, the Indenture, the Selling Agent Agreement and the Prospectus shall control. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Selling Agent Agreement, the Prospectus or in the Indenture.

Administrative Procedures for Notes

In connection with the qualification of Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations from the Company and the Trustee to DTC, dated June 9, 2003 and a Medium-Term Note Certificate Agreement between the Trustee and DTC (the "Certificate Agreement") dated May 29, 1989 and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS"). The procedures set forth below may be modified in compliance with DTC's then-applicable procedures and upon agreement by the Company, the Trustee and the Purchasing Agent.

Maturities:	Each Note will mature on a date (the "Maturity Date") not less than nine months after the date of delivery by the Company of such Note. Notes will mature on any date selected by the initial purchaser and agreed to by the Company. "Maturity" when used with respect to any Note, means the date on which the outstanding principal amount of such Note becomes due and payable in full in accordance with its terms, whether at its Maturity Date or by declaration of acceleration, call for redemption, repayment or otherwise.
Issuance:	All Notes having the same terms will be represented initially by a single Global Note. Each Global Note will be dated and issued as of the date of its authentication by the Trustee.

Each Global Note will bear an original issue date (the "Original Issue Date"). The Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original Note regardless of their dates of authentication.
Identification Numbers:

The Company has received from the CUSIP Service Bureau (the "CUSIP Service Bureau") of Standard & Poor's Corporation ("Standard & Poor's") one series of CUSIP numbers consisting of approximately 900 CUSIP numbers for future assignment to Global Notes. The Company will provide the Purchasing Agent, DTC and the Trustee with a list of such CUSIP numbers. On behalf of the Company, the Purchasing Agent will assign CUSIP numbers as described below under Settlement Procedure "B". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Notes. The Company will reserve additional CUSIP numbers when necessary for assignment to Global Notes and will provide the Purchasing Agent, the Trustee and DTC with the list of additional CUSIP numbers so obtained.

Registration:
Unless otherwise specified by DTC, Global Notes will be issued only in fully registered form without coupons. Each Global Note will be registered in the name of Cede & Co., as nominee for DTC, on the Note Register maintained under the Indenture by the Trustee. The beneficial owner of a Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner of such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.
Transfers:
Transfers of interests in a Global Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such interests.

Exchanges:
The Trustee, at the Company's request, may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying (a) the CUSIP numbers of two or more Global Notes outstanding on such date that represent Notes having the same terms or (except that Issue Dates need not be the same) and for which interest, if any, has been paid to the same date and which otherwise constitute Notes of the same series and tenor under the Indenture, (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date, if any, for the related Notes, on which such Global Notes shall be exchanged for a single replacement Global Note; and (c) a new CUSIP number, obtained from the Company, to be assigned to Such replacement Global Note. Upon receipt of such a notice, DTC will send to its participants (including the Issuing Agent) and the Trustee a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Notes for a single Global Note bearing the new CUSIP number and the CUSIP numbers of the exchanged Global Notes will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global Notes to be exchanged exceed $500,000,000 in aggregate principal or face amount, one replacement Global Note will be authenticated and issued to represent each $500,000,000 of principal or face amount of the exchanged Global Notes and an additional Global Note will be authenticated and issued to represent any remaining principal amount of such Global Notes (See "Denominations" below).

Denominations:
Unless otherwise agreed by the Company, Notes will be issued in denominations of $1,000 or more (in multiples of $1,000). Global Notes will be denominated in principal or face amounts not in excess of $500,000,000 or any other limit set by the DTC (the "Permitted Amount"). If one or more Notes having an aggregate principal or face amount in excess of the Permitted Amount would, but for the preceding sentence, be represented by a single Global Note, then one Global Note will be issued to represent each Permitted Amount of principal or face amount of such Note or Notes and an additional Global Note will be Issued to represent any remaining principal amount of such Note or Notes. In such case, each of the Global Notes representing such Note or Notes shall be assigned the same CUSIP number.
Issue Price:	Unless otherwise specified in an applicable Pricing Supplement, each Note will be issued at the percentage of principal amount specified in the Prospectus Supplement relating to such Note.
Interest:
General. Each Note will bear interest at a fixed rate. Interest on each Note will accrue from the Issue Date of such Note for the first interest period and from the most recent Interest Payment Date to which interest has been paid for all subsequent interest periods. Except as set forth hereafter, each payment of interest on a Note will include interest accrued to, but excluding, as the case may be, the Interest Payment Date or the date of Maturity (other than a Maturity Date of a Note occurring on the 31st day of a month in which case such payment of interest will include interest accrued to but excluding the 30th day of such month). Any payment of principal, premium or interest required to be made on a day that is not a Business Day (as defined below) may be made on the next succeeding Business Day and no interest shall accrue as a result of any such delayed payment.

Each pending deposit message described under Settlement Procedure "C" below will be routed to Standard & Poor's Corporation, which will use the message to include certain information regarding the related Notes in the appropriate daily bond report published by Standard & Poor's Corporation.

Each Note will bear interest from, and including, its Issue Date at the rate per annum set forth thereon and in the applicable Pricing Supplement until the principal amount thereof is paid, or made available for payment, in full. Unless otherwise specified in the applicable Pricing Supplement, interest on each Note will be payable either monthly, quarterly, semi-annually or annually on each Interest Payment Date and at Maturity (or on the date of redemption or repayment if a Note is repurchased by the Company prior to maturity pursuant to mandatory or optional redemption or repayment provisions or the Survivor's Option). Interest will be payable to the person in whose name a Note is registered at the close of business on the Regular Record Date next preceding each Interest Payment Date; provided, however, interest payable at Maturity, on a date of redemption or repayment or in connection with the exercise of the Survivor's Option will be payable to the person to whom principal shall be payable.

Any payment of principal, and premium, if any, or interest required to be made on a Note on a day which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day, and no additional interest shall accrue as a result of such delayed payment. Unless otherwise specified in the applicable Pricing Supplement, any interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months. The interest rates the Company will agree to pay on newly-issued Notes are subject to change without notice by the Company from time to time, but no such change will affect any Notes already issued or as to which an offer to purchase has been accepted by the Company.

The Interest Payment Dates for a Note that provides for monthly interest payments shall be the fifteenth day of each calendar month (or the next Business Day), commencing in the calendar month that next succeeds the month in which the Note is issued. In the case of a Note that provides for quarterly interest payments, the Interest Payment Dates shall be the fifteenth day of each third month (or the next Business Day), commencing in the third succeeding calendar month following the month in which the Note is issued. In the case of a Note that provides for semi-annual interest payments, the Interest Payment dates shall be the fifteenth day of each sixth month (or the next Business Day), commencing in the sixth succeeding calendar month following the month in which the Note is issued. In the case of a Note that provides for annual interest payments, the Interest Payment Date shall be the fifteenth day of every twelfth month (or the next Business Day), commencing in the twelfth succeeding calendar month following the month in which the Note is issued. The Regular Record Date with respect to any Interest Payment Date shall be the first day of the calendar month in which such Interest Payment Date occurred, except that the Regular Record Date with respect to the final Interest Payment Date shall be the final Interest Payment Date.

Each payment of interest on a Note shall include accrued interest from and including the Issue Date or from and including the last day in respect of which interest has been paid (or duly provided for), as the case may be, to, but excluding, the Interest Payment Date or Maturity Date, as the case may be.
Calculation of Interest:
Interest on the Notes (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months. (Examples of interest calculations are as follows: October 1, 1998 to April 1, 1999 equals 6 months and 0 days, or 180 days; the interest paid equals 180/360 times the annual rate of interest times the principal amount of the Note. The period from December 3, 1998 to April 1, 1999 equals 3 months and 28 days, or 118 days; the interest payable equals 118/360 times the annual rate of interest times the principal amount of the Note.)
Business Day:
"Business Day" means, unless otherwise specified in the applicable Pricing Supplement, any weekday that is (1) not a legal holiday in New York, New York and (2) not a day on which banking institutions in New York, New York are authorized or required by law or regulation to be closed.

Payments of Principal and Interest:
Payments of Principal and Interest. Promptly after each Regular Record Date, the Trustee will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest, if any, to be paid on each Global Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with a Maturity Date) and the total of such amounts. DTC will confirm the amount payable on each Global Note on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's. On such Interest Payment Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, such total amount of interest due (other than on the Maturity Date), at the times and in the manner set forth below under "Manner of Payment." If any Interest Payment Date for any Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

Payments on the Maturity Date. On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal, premium, if any, and interest to be paid on each Global Note representing Notes maturing or subject to redemption (pursuant to a sinking fund or otherwise) or repayment ("Maturity") in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal, premium, if any, and interest payments with respect to each Global Note on or about the fifth Business Day preceding the Maturity Date of such Global Note. On the Maturity Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, the principal amount of such Global Note, together with interest and premium, if any, due on such Maturity Date, at the times and in the manner set forth below under "Manner of Payment." If the Maturity Date of any Global Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity Date. Promptly after payment to DTC of the principal and interest due on the Maturity Date of such Global Note and all other Notes represented by such Global Note, the Trustee will cancel and destroy such Global Note in accordance with the Indenture and so advise the Company.

Manner of Payment. The total amount of any principal, premium, if any, and interest due on Global Notes on any Interest Payment Date or at Maturity shall be paid by the Company to the Trustee in immediately available funds on such date. The Company will make such payment on such Global Notes to an account specified by the Trustee. Prior to 10:00 a.m., New York City time, on the date of Maturity or as soon as possible thereafter, the Trustee will make payment to DTC in accordance with existing arrangements between DTC and the Trustee, in funds available for immediate use by DTC, each payment of interest, principal and premium, if any, due on a Global Note on such date. On each Interest Payment Date (other than on the Maturity Date) the Trustee will pay DTC such interest payments in same-day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants with payments in amounts proportionate to their respective holdings in principal amount of beneficial interest in such Global Note as are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any direct responsibility or liability for the payment by DTC of the principal of, or premium, if any, or interest on, the Notes to such Participants.

Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.
Procedure for Rate Setting and Posting:

The Company and the Agents will discuss, from time to time, the aggregate principal amounts of, the Maturities, the Issue Price and the interest rates to be borne by Notes that may be sold as a result of the solicitation of orders by the Agents. If the Company decides to set interest rates borne by any Notes in respect of which the Agents are to solicit orders (the setting of such interest rates to be referred to herein as "Posting") or if the Company decides to change interest rates previously posted by it, it will promptly advise the Agents of the prices and interest rates to be posted.

The Purchasing Agent will assign a separate CUSIP number for each tranche of Notes to be posted, and will so advise and notify the Company and the Trustee of said assignment by telephone and/or by telecopier or other form of electronic transmission. The Purchasing Agent will include the assigned CUSIP number on all Posting notices communicated to the Agents and Selected Dealers.
Offering of Notes:
In the event that there is a Posting, the Purchasing Agent will communicate to each of the Agents and Selected Dealers the aggregate principal amount and Maturities of, along with the interest rates to be borne by, each tranche of Notes that is the subject of the Posting. Thereafter, the Purchasing Agent, along with the other Agents and the Selected Dealers, will solicit offers to purchase the Notes accordingly.
Purchase of Notes by the Purchasing Agent:

The Purchasing Agent will, no later than 12:00 noon (New York City time) on the seventh day subsequent to the day on which such Posting occurs, or, if such seventh day is not a Business Day on the preceding Business Day, or on such other Business Day and time as shall be mutually agreed upon by the Company and the Agents (any such day, a "Trade Day"), (i) complete, execute and deliver to the Company a Terms Agreement that sets forth, among other things, the amount of each tranche that the Purchasing Agent is offering to purchase or (ii) inform the Company that none of the Notes of a particular tranche will be purchased by the Purchasing Agent.
Acceptance and Rejection of Orders:
Unless otherwise agreed by the Company and the Agents, the Company has the sole right to accept orders to purchase Notes and may reject any such order in whole or in part. Unless otherwise instructed by the Company, the Purchasing Agent will promptly advise the Company by telephone of all offers to purchase Notes received by it, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. No order for less than $1,000 principal amount of Notes will be accepted.

Upon receipt of a completed and executed Terms Agreement from the Purchasing Agent, the Company will (i) promptly execute and return such Terms Agreement to the Purchasing Agent or (ii) inform the Purchasing Agent that its offer to purchase the Notes of a particular tranche has been rejected, in whole or in part. The Purchasing Agent will thereafter promptly inform the other Agents and participating Selected Dealers of the action taken by the Company.

Preparation of Pricing Supplement:
If any offer to purchase a Note is accepted by or on behalf of the Company, the Purchasing Agent will provide a Pricing Supplement (substantially in the form attached to the Selling Agent Agreement as Exhibit G) to the Company reflecting the terms of such Note and the Company will have filed such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the 1933 Act. The Company shall use its reasonable best efforts to send such Pricing Supplement by e-mail or telecopy to the Trustee by 3:00 p.m. (New York City time) on the applicable Trade Day. The Purchasing Agent shall use its reasonable best efforts to send such Pricing Supplement and the Prospectus by e-mail or telecopy or overnight express (for delivery by the close of business on the applicable Trade Day, but in no event later than 11:00 a.m. New York City time, on the Business Day following the applicable Trade Day) to each Agent (or other Selected Dealer) which made or presented the offer to purchase the applicable Note and the Trustee at the following applicable address:
if to Banc of America Securities LLC, to:
100 North Tryon Street NC-007-08-20 Charlotte, North Carolina 28255-0001 Attention: Doug Fink Telephone: (704) 387-4601 Telecopier: (704) 388-9982 E-mail: doug.j.fink@bankofamerica.com if to Incapital LLC, to:
One North LaSalle Street Suite 3500 Chicago, Illinois 60646-7488 Telephone: (312) 379-3700 Telecopier: (312) 379-3701 E-mail: brian.walker@incapital.com if to Charles Schwab & Co., Inc., to:
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, California 94101 Attention: John Cu Telephone: (415) 667-[ ] Telecopier: (415) 667-5090 E-mail: john.cu@schwab.com if to Merrill Lynch, Pierce, Fenner & Smith Incorporated, to:

Merrill Lynch Production Technologies
44B Colonial Drive
Piscataway, New Jersey 08854
Attention: Prospectus Operations/Nachman Kimerling
Telephone: (732) 885-2768
Telecopier: (732) 885-2774/5/6
E-mail: mtnsuppl@na2.us.ml.com
if to Prudential Securities Incorporated, to:
111 8th Avenue New York, New York 10011-0804 Attention: Thomas Sloan E-mail: thomas_sloan@prusec.com if to Citigroup Capital Markets Inc., to:
Attention: Annabelle Avila Brooklyn Army Terminal 140 58th Street 8th Floor Brooklyn, New York 11220 Telephone: (718) 765-6725 Telecopier: (718) 765-6734 E-mail: annabelle.avila@citigroup.com if to UBS Financial Services Inc., to:
Taxable Financial Income Department Attention: Corporate Desk 800 Harbor Blvd. Weehawken, New Jersey 07087 Telephone: (201) 352-7150 Telecopier: (201) 352-6900
if to Wachovia Securities, Inc. to:
Wachovia Securities, Inc. 301 S. College NC0602 Charlotte, NC 28288 Attention: Neal Smith E-mail: kent.phillips@wachovia.com and if to the Trustee, to:
Bank One Trust Company, N.A. 1 Bank One Plaza Suite IL1-0126 Chicago, Illinois 60670-0126 Attention: Corporate Trust Department E-mail: brenda_a_cosey@bankone.com
For record keeping purposes, one copy of each Pricing Supplement, as so filed, shall also be mailed or telecopied to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036-6522
Attention: Gregory A. Fernicola
Telephone: (212) 735-3000
Telecopier: (212) 735-2000
E-mail: gfernico@skadden.com
and to:

Banc of America Securities LLC
Bank of America Corporate Center
100 North Tryon Street
NC1-007-08-20
Charlotte, North Carolina 28255-0001
Attention: Doug Fink
Telephone: (704) 387-4601
Telecopier: (704) 388-9982
E-mail: doug.j.fink@bankofamerica.com

Each such Agent, pursuant to the terms of the Selling Agent Agreement, will cause to be delivered a copy of the Prospectus and the applicable Pricing Supplement to each purchaser of Notes from such Agent.
Outdated Pricing Supplements and the Prospectuses to which they are attached (other than those retained for files) will be destroyed.
Delivery of Confirmation and Prospectus to Purchaser by Purchasing Agent:	Subject to "Suspension of Solicitation; Amendment or Supplement" below, the Agents will deliver a Prospectus and Pricing Supplement as herein described with respect to each Note sold by it.

For each offer to purchase a Note accepted by or on behalf of the Company, the Purchasing Agent will confirm in writing with each Agent or Selected Dealer purchasing such Notes from such Agent, the terms of such Note, the amount being purchased by such Agent or Selected Dealer purchasing such Notes from such Agent and other applicable details described above and delivery and payment instructions, with a copy to the Company.

In addition, the Purchasing Agent or other Agent, as the case may be, will deliver to investors purchasing the Notes the Prospectus (including the Pricing Supplement) in relation to such Notes prior to or simultaneously with delivery of the confirmation of sale or delivery of the Note.
Settlement:
The receipt of immediately available funds by the Company in payment for Notes and the authentication and issuance of the Global Note representing such Notes shall constitute "Settlement" with respect to such Note. All orders accepted by the Company will be settled within one to three Business Days pursuant to the timetable for Settlement set forth below, unless the Company and the purchaser agree to Settlement on a later date, and shall be specified upon acceptance of such offer; provided, however, in all cases the Company will notify the Trustee on the date issuance instructions are given.
Settlement Procedures:
In the event of a purchase of Notes by any Agent, as principal, appropriate Settlement details, if different from those set forth below, will be set forth in the applicable Terms Agreement to be entered into between such Agent and the Company pursuant to the Selling Agent Agreement.
Settlement Procedures with regard to each Note sold by an Agent, as agent for the Company, or purchased by an Agent, as principal, shall be as follows:
A.
After the acceptance of an offer by the Company with respect to a Note, the Purchasing Agent will communicate the following details of the terms of such offer (the "Note Sale Information") to the Company by telephone confirmed in writing or by facsimile transmission or other acceptable written means:
	1.	Principal amount of the purchase;
	2.	Interest Rate per annum;
	3.	Interest Payment Frequency;
	4.	Settlement Date;
	5.	Maturity Date;
	6.	Price to Public;
	7.	Purchasing Agent's commission determined pursuant to Section IV(a) of the Selling Agent Agreement;

8.	Net proceeds to the Company;
9.	Trade Date;
10.	If a Note is redeemable by the Company or repayable by the Noteholder, such of the following as are applicable:
(i) The date on and after which such Note may be redeemed/repaid (the "Redemption/Repayment Commencement Date"),
(ii) Initial redemption/repayment price (% of par), and
(iii) Amount (% of par) that the initial redemption/repayment price shall decline (but not below par) on each anniversary of the Redemption/Repayment Commencement Date;
11.	Whether the Note has a Survivor's Option;
12.	If a Discount Note, the total amount of original issue discount, the yield to maturity and the initial accrual period of original issue discount;
13.	DTC Participant Number of the institution through which the customer will hold the beneficial interest in the Global Note; and
14.	Such other terms as are necessary to complete the applicable form of Note.

B.
The Company will confirm the previously assigned CUSIP number to the Global Note representing such Note and then advise the Trustee and the Purchasing Agent by telephone (confirmed in writing at any time on the same date) or by telecopier or other form of electronic transmission of the information received in accordance with Settlement Procedure "A" above, the assigned CUSIP number and the name of the Purchasing Agent. Each such communication by the Company will be deemed to constitute a representation and warranty by the Company to the Trustee and the Agents that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company; (ii) such Note, and the Global Note representing such Note, will conform with the terms of the Indenture; and (iii) upon authentication and delivery of the Global Note representing such Note, the aggregate principal amount of all Notes issued under the Indenture will not exceed the aggregate principal amount of Notes authorized for issuance at such time by the Company.
C.	The Trustee will communicate to DTC and the Purchasing Agent through DTC's Participant Terminal System, a pending deposit message specifying the following Settlement information:
	1.	The information received in accordance with Settlement Procedure "A".
	2.	The numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Purchasing Agent.
3.
The initial Interest Payment Date for such Note, number of days by which such date succeeds the related DTC record date (which term means the Regular Record Date), and if then calculated, the amount of interest payable on such Initial Interest Payment Date (which amount shall have been confirmed by the Trustee).
	4.	The CUSIP number of the Global Note representing such Notes.
	5.	The frequency of interest.
	6.	Whether such Global Note represents any other Notes issued or to be issued (to the extent then known).
D.	DTC will credit such Note to the participant account of the Trustee maintained by DTC.

E.	The Trustee will complete and deliver a Global Note representing such Note in a form that has been approved by the Company, the Agents and the Trustee.
F.	The Trustee will authenticate the Global Note representing such Note and maintain possession of such Global Note.
G.
The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to the participant account of the Purchasing Agent maintained by DTC and (ii) debit the settlement account of the Purchasing Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Note less the Purchasing Agent's commission. The entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (a) the Global Note representing such Note has been issued and authenticated and (b) the Trustee is holding such Global Note pursuant to the Certificate Agreement.
H.
The Purchasing Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Purchasing Agent's participant account and credit such Note to the participant accounts of the Participants to whom such Note is to be credited maintained by DTC and (ii) debit the settlement accounts of such Participants and credit the settlement account of the Purchasing Agent maintained by DTC, in an amount equal to the price of the Note less the agreed upon commission so credited to their accounts.
I.	Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.
J.
The Trustee will credit to an account of the Company maintained at Bank of America, N.A. funds available for immediate use in an amount equal to the amount credited to the Trustee's DTC participant account in accordance with Settlement Procedure "G".
K.	The Trustee will send a copy of the Global Note representing such Note by first-class mail to the Company.

L.
Each Agent (and, if applicable, Selected Dealer) will confirm the purchase of each Note to the ultimate purchaser thereof either by transmitting to the Participant to whose account such Note has been credited a confirmation order through DTC's Participant Terminal System or by mailing a written confirmation to such purchaser. In all cases the Prospectus as most recently amended or supplemented must accompany or precede such confirmation.
M.
Each Business Day, the Trustee will send to the Company a statement setting forth the principal amount of Notes outstanding as of that date under the Indenture and setting forth the CUSIP number(s) assigned to, and a brief description of, any orders which the Company has advised the Trustee but which have not yet been settled.

Settlement Procedures Timetable:	In the event of a purchase of Notes by the Purchasing Agent, as principal, appropriate Settlement details, if different from those set forth below will be set forth in the applicable Terms Agreement to be entered into between the Purchasing Agent and the Company pursuant to the Selling Agent Agreement.
Settlement Procedures "A" through "M" shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement	Procedure	Time
	A	4:00 p.m. on the Trade Day.
	B	5:00 p.m. on the Trade Day.
	C	2:00 p.m. on the Business Day before the Settlement Date.
	D	10:00 a.m. on the Settlement Date.
	E	12:00 p.m. on the Settlement Date.
	F	12:30 a.m. on the Settlement Date.
	G-H	2:00 p.m. on the Settlement Date.
	I	4:45 p.m. on the Settlement Date.
	J-L	5:00 p.m. on the Settlement Date.
	M	Weekly or at the request of the Company.

NOTE: The Prospectus as most recently amended or supplemented must accompany or precede any written confirmation given to the customer (Settlement Procedure "L"). Settlement Procedure "I" is subject to extension in accordance with any extension Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

If Settlement of a Note is rescheduled or cancelled, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.
Failure to Settle:
If the Trustee fails to enter an SDFS deliver order with respect to a Note pursuant to Settlement Procedure "G", the Trustee may deliver to DTC, through DTC's Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the participant account of the Trustee maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains Notes having the same terms and having a principal amount that is at least equal to the principal amount of such Note to be debited. If withdrawal messages are processed with respect to all the Notes issued or to be issued represented by a Global Note, the Trustee will cancel such Global Note in accordance with the Indenture, make appropriate entries in its records and so advise the Company. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If withdrawal messages are processed with respect to one or more, but not all, of the Notes represented by a Global Note, the Trustee will exchange such Global Note for two Global Notes, one of which shall represent such Notes and shall be cancelled immediately after issuance, and the other of which shall represent the remaining Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

In the case of any Note sold through an Agent, if the purchase price for any Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the related Agent may enter SDFS deliver orders through DTC's participant Terminal System reversing the orders entered pursuant to Settlement Procedures "G" and "H", respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the Agent in the performance of its obligations hereunder or under the Selling Agent Agreement, the Company will reimburse such Agent on an equitable basis for its reasonable out of pocket accountable expenses actually incurred and loss of the use of funds for the period the Company had use of such funds.

Notwithstanding the foregoing, upon any failure to settle with respect to a Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of Notes that were to have been represented by a Global Note, the Trustee will provide, in accordance with Settlement Procedures "D" and "E", for the authentication and issuance of a Global Note representing the other Notes to have been represented by such Global Note and will make appropriate entries in its records.
Procedure for Rate Changes:
Each time a decision has been reached to change rates, the Company will promptly advise the Agents of the new rates, who will forthwith suspend solicitation of purchases of Notes at the prior rates. The Agents may telephone the Company with recommendations as to the changed interest rates.
Suspension of Solicitation Amendment or Supplement:

Subject to the Company's representations, warranties and covenants contained in the Selling Agent Agreement, the Company may instruct the Agents to suspend at any time for any period of time or permanently, the solicitation of orders to purchase Notes. Upon receipt of such instructions (which may be given orally), each Agent will forthwith suspend solicitation until such time as the Company has advised it that solicitation of purchases may be resumed.

In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

If the Company decides to amend or supplement the Registration Statement or the Prospectus, it will promptly advise the Agents and furnish the Agents and the Trustee with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Selling Agent Agreement. Subject to the provisions of the Selling Agent Agreement, the Company may file with the Commission any supplement to the Prospectus relating to the Notes. The Company will provide the Agents and the Trustee with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission.
Trustee Not to Risk Funds:
Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment to the Company, or the Agents or the purchasers, it being understood by all parties that payments made by the Trustee to either the Company or the Agents shall be made only to the extent that funds are provided to the Trustee for such purpose.
Advertising Costs:
The Company shall have the sole right to approve the form and substance of any advertising an Agent may initiate in connection with such Agent's solicitation to purchase the Notes. The expense of such advertising will be solely the responsibility of such Agent, unless otherwise agreed to by the Company.

EXHIBIT F

TERMS AGREEMENT

, 2003

PHH Corporation
1 Campus Drive
Parsippany, New Jersey 07054

Attention: Vice President and Assistant Treasurer

The undersigned agrees to purchase the following aggregate principal amount of PHH InterNotes®:

$

The terms of such PHH InterNotes® shall be as follows:

CUSIP Number:

Interest Rate:    %

Maturity Date:

Price to Public:

Agent's Concession:    %

Net Proceeds to Issuer:

Settlement Date, Time and Place:

Survivor's Option:

Interest Payment Frequency:

Optional Redemption/Repayment, if any:

Initial Redemption/Repayment Date[s]:

Redemption/Repayment Price: Initially    % of Principal Amount and declining by    % of the Principal Amount on each anniversary of the Initial Redemption/Repayment Date until the Redemption/Repayment Price is 100% of the Principal Amount.

Supplemental Indenture No. 1 and Supplemental Indenture No. 3 shall apply to the PHH InterNotes® issued pursuant to this Terms Agreement.

[Any other terms and conditions agreed to by the Purchasing Agent and the Company]

INCAPITAL LLC
By:

Title:

ACCEPTED
PHH CORPORATION

By:

Title:

F-1

Exhibit G

Form of Pricing Supplement

Filed Under Rule 424(b)(3), Registration Statement No. 333-46434

Pricing Supplement No.            dated:

To Prospectus Dated November 1, 2000 and Prospectus Supplement Dated June     , 2003.

CUSIP NUMBER	PRINCIPAL AMOUNT OF NOTES OFFERED	PRICE AT WHICH THE NOTES WILL BE ISSUED TO THE PUBLIC(1)	AGGREGATE CONCESSION(2)	NET PROCEEDS RECEIVED BY THE ISSUER	INTEREST RATE	INTEREST PAYMENT FREQUENCY

MATURITY DATE	1st INTEREST PAYMENT DATE	1st INTEREST PAYMENT AMOUNT	SURVIVOR'S OPTION	RANKING

Redemption Information:

Joint Lead Managers and Lead Agents:

Supplemental Indenture No. 1 and Supplemental Indenture No. 3 shall apply to the PHH InterNotes® issued pursuant to this Pricing Supplement.

(1)
Expressed as a percentage of the aggregate initial public offering price of the Notes.

(2)
The Concession is a discount equal to the percentages of the initial offering price of each Note actually sold that is paid to the Purchasing Agent and the other Agents as consdieration for soliciting offers to purchase the Notes. The actual aggregate Concession will be shared by the Purchasing Agent and the other Agents in such proportions as they may agree.

G-1

Other Terms:

PHH Corporation 1 Campus Drive Parsippany, NJ 07054-0642	Trade Date: Settlement Date: Minimum Denominations/Increments: Initial trades settle flat and clear SDFS: DTC Book Entry only DTC number: Clearing Services, LLC	PHH Corporation $500,000,000 PHH Corporation InterNotes®

If the maturity date or an interest payment date for any note is not a Business Day (as that term is defined in the Prospectus), principal, premium, if any, and interest for that note is paid on the next Business Day, and no interest will accrue from, and after, the maturity date or interest payment date.
InterNotes® is the service mark of INCAPITAL, LLC. All rights reserved

G-2

EXHIBIT H

Master Selected Dealer Agreement

«FirstName»»
«Company»»
«Address1»»
«Address2»»
«City»», «State»» «Postal»»

Dear Selected Dealer:

In connection with public offerings of securities after the date hereof for which we are acting as manager of an underwriting syndicate or are otherwise responsible for the distribution of securities to the public by means of an offering of securities for sale to selected dealers, you may be offered the right as such a selected dealer to purchase as principal a portion of such securities. This will confirm our mutual agreement as to the general terms and conditions applicable to your participation in any such selected dealer group organized by us as follows.

        1.    Applicability of this Agreement.    The terms and conditions of this Agreement shall be applicable to any public offering of securities ("Securities"), pursuant to a registration statement filed under the Securities Act of 1933 (the "Securities Act"), or exempt from registration thereunder (other than a public offering of Securities effected wholly outside the United States of America), wherein Incapital LLC clearing through BNY Clearing Services, LLC (the "Account") (acting for its own Account or for the account of any underwriting or similar group or syndicate) is responsible for managing or otherwise implementing the sale of the Securities to selected dealers ("Selected Dealers") and has expressly informed you that such terms and conditions shall be applicable. Any such offering of Securities to you as a Selected Dealer is hereinafter called an "Offering". In the case of any Offering where we are acting for the account of any underwriting or similar group or syndicate ("Underwriters"), the terms and conditions of this Agreement shall be for the benefit of, and binding upon, such Underwriters, including, in the case of any Offering where we are acting with others as representatives of Underwriters, such other representatives.

        2.    Conditions of Offering; Acceptance and Purchases.    Any Offering: (i) will be subject to delivery of the Securities and their acceptance by us and any other Underwriters; (ii) may be subject to the approval of all legal matters by counsel and the satisfaction of other conditions, and (iii) may be made on the basis of reservation of Securities or an allotment against subscription. We will advise you by electronic mail, facsimile or other form of written communication ("Written Communication", which term, in the case of any Offering described in Section 3(a) or 3(b) hereof, may include a prospectus or offering circular) of the particular method and supplementary terms and conditions (including, without limitation, the information as to prices and offering date referred to in Section 3(c) hereof) of any Offering in which you are invited to participate. To the extent such supplementary terms and conditions are inconsistent with any provision herein, such terms and conditions shall supersede any such provision. Unless otherwise indicated in any such Written Communication, acceptances and other communications by you with respect to an Offering should be sent to Incapital LLC, One North LaSalle Street, Suite 3500, Chicago, IL 60602, (Fax: (312) 379-3701). We reserve the right to reject any acceptance in whole or in part. Unless notified otherwise by us, Securities purchased by you shall be paid for on such date as we shall determine, on one day's prior notice to you, by certified or official bank check, in an amount equal to the Public Offering Prices (as hereinafter defined) or, if we shall so advise you, at such Public Offering Price less the Concession (as hereinafter defined), payable in New York Clearing House funds to the order of BNY Clearing Services, LLC clearing for the account of Incapital LLC, against delivery of the Securities. If Securities are purchased and paid for at such Public

Offering Price, such Concession will be paid after the termination of the provisions of Section 3(c) hereof with respect to such Securities. Notwithstanding the foregoing, unless notified otherwise by us, payment for and delivery of Securities purchased by you shall be made through the facilities of The Depository Trust Company, if you are a member, unless you have otherwise notified us prior to the date specified in a Written Communication to you from us or, if you are not a member, settlement may be made through a correspondent who is a member pursuant to instructions which you will send to us prior to such specified date.

        3.    Representations, Warranties and Agreements.

            (a)    Registered Offerings.    In the case of any Offering of Securities that are registered under the Securities Act ("Registered Offering"), we shall provide you with such number of copies of each preliminary prospectus and of the final prospectus relating thereto as you may reasonably request for the purposes contemplated by the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable rules and regulations of the Securities and Exchange Commission thereunder. You represent and warrant that you are familiar with Rule 15c2-8 under the Exchange Act relating to the distribution of preliminary and final prospectuses and agree that you will comply therewith. You agree to make a record of your distribution of each preliminary prospectus and, when furnished with copies of any revised preliminary prospectus, you will, upon our request, promptly forward copies thereof to each person to whom you have theretofore distributed a preliminary prospectus. You agree that in purchasing Securities in a Registered Offering you will rely upon no statement whatsoever, written or oral, other than the statements in the final prospectus delivered to you by us. You will not be authorized by the issuer or other seller of Securities offered pursuant to a prospectus or by any Underwriter to give any information or to make any representation not contained in the prospectus in connection with the sale of such Securities.

            (b)    Offerings Pursuant to Offering Circular.    In the case of any Offering of Securities, other than a Registered Offering, which is made pursuant to an offering circular or other document comparable to a prospectus in a Registered Offering, we shall provide you with such number of copies of each preliminary offering circular and of the final offering circular relating thereto as you may reasonably request. You agree that you will comply with the applicable Federal and state laws, and the applicable rules and regulations of any regulatory body promulgated thereunder, governing the use and distribution of offering circulars by brokers or dealers. You agree that in purchasing Securities pursuant to an offering circular you will rely upon no statements whatsoever, written or oral, other than the statements in the final offering circular delivered to you by us. You will not be authorized by the issuer or other seller of Securities offered pursuant to an offering circular or by any Underwriter to give any information or to make any representation not contained in the offering circular in connection with the sale of such Securities.

            (c)    Offer and Sale to the Public.    With respect to any Offering of Securities, we will inform you by a Written Communication of the public offering price, the selling concession, the reallowance (if any) to dealers and the time when you may commence selling Securities to the public. After such public offering has commenced, we may change the public offering price, the selling concession and the reallowance to dealers. The offering price, selling concession and reallowance (if any) to dealers at any time in effect with respect to an Offering are hereinafter referred to, respectively, as the "Public Offering Price", the "Concession" and the "Reallowance". With respect to each Offering of Securities, until the provisions of this Section 3(c) shall be terminated pursuant to Section 4 hereof, you agree to offer Securities to the public at no more than the Public Offering Price. If so notified by us, you may sell Securities to the public at a lesser negotiated price than the Public Offering Price, but in an amount not to exceed the "Concession." If a Reallowance is in effect, a reallowance from the

    Public Offering Price not in excess of such Reallowance may be allowed as consideration for services rendered in distribution to dealers who are actually engaged in the investment banking or securities business, who execute the written agreement prescribed by section 24(c) of Article III of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and who are either members in good standing of the NASD or foreign banks, dealers or institutions not eligible for membership in the NASD who represent to you that they will promptly reoffer such Securities at the Public Offering Price and will abide by the conditions with respect to foreign banks, dealers and institutions set forth in Section 3(e) hereof.

            (d)    Over-allotment; Stabilization; Unsold Allotments.    We may, with respect to any Offering, be authorized to over-allot in arranging sales to Selected Dealers, to purchase and sell Securities for long or short account and to stabilize or maintain the market price of the Securities. You agree that, upon our request at any time and from time to time prior to the termination of the provisions of Section 3(c) hereof with respect to any Offering, you will report to us the amount of Securities purchased by you pursuant to such Offering which then remain unsold by you and will, upon our request at any such time, sell to us for our account or the account of one or more Underwriters such amount of such unsold Securities as we may designate at the Public Offering Price less an amount to be determined by us not in excess of the Concession. If, prior to the later of (i) the termination of the provisions of Section 3(c) hereof with respect to any Offering or (ii) the covering by us of any short position created by us in connection with such Offering for our account or the account of one or more Underwriters, we purchase or contract to purchase for our account or the account of one or more Underwriters in the open market or otherwise any Securities purchased by you under this Agreement as part of such Offering, you agree to pay us on demand an amount equal to the Concession with respect to such Securities (unless you shall have purchased such Securities pursuant to Section 2 hereof at the Public Offering Price in which case we shall not be obligated to pay such Concession to you pursuant to Section 2) plus transfer taxes and broker's commissions or dealer's mark-up, if any, paid in connection with such purchase or contract to purchase.

            (e)    NASD.    You represent and warrant that you are actually engaged in the investment banking or securities business and either a member in good standing of the NASD or, if you are not such a member, you are a foreign bank, dealer or institution not eligible for membership in the NASD which agrees to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein, and in making other sales to comply with the NASD's interpretation with respect to free riding and withholding. You further represent, by your participation in an Offering, that you have provided to us all documents and other information required to be filed with respect to you, any related person or any person associated with you or any such related person pursuant to the supplementary requirements of the NASD's interpretation with respect to review of corporate financing as such requirements relate to such Offering.

            You agree that, in connection with any purchase or sale of the Securities wherein a Concession, discount or other allowance is received or granted, (1) you will comply with the provisions of section 24 of Article III of the NASD's Rules of Fair Practice and (2) if you are a non-NASD member broker or dealer in a foreign country, you will also comply (a), as though you were an NASD member, with the provisions of sections 8 and 36 thereof and (b) with section 25 thereof as that section applies to a non-NASD member broker or dealer in a foreign country.

          You further agree that, in connection with any purchase of securities from us that is not otherwise covered by the terms of this Agreement (whether we are acting as manager, as a member of an underwriting syndicate or a selling group or otherwise), if a selling Concession, discount or other allowance is granted to you, clauses (1) and (2) of the preceding paragraph will be applicable.

            (f)    Relationship among Underwriters and Selected Dealers.    We may buy Securities from or sell Securities to any Underwriter or Selected Dealer and, without consent, the Underwriters (if any) and the Selected Dealers may purchase Securities from and sell Securities to each other at the Public Offering Price less all or any part of the Concession. Unless otherwise specified in a separate agreement between you and us, this agreement does not authorize you to act as agent for: (i) us; (ii) any Underwriter; (iii) the issuer; or (iv) other seller of any Securities in offering Securities to the public or otherwise. Neither we nor any Underwriter shall be under any obligation to you except for obligations assumed hereby or in any Written Communication from us in connection with any Offering. Nothing contained herein or in any Written Communication from us shall constitute the Selected Dealers an association or partners with us or any Underwriter or with one another. If the Selected Dealers, among themselves or with the Underwriters, should be deemed to constitute a partnership for Federal income tax purposes, then you elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986 and agree not to take any position inconsistent with that election. You authorize us, in our discretion, to execute and file on your behalf such evidence of that election as may be required by the Internal Revenue Service. In connection with any Offering, you shall be liable for your proportionate amount of any tax, claim, demand or liability that may be asserted against you alone or against one or more Selected Dealers participating in such Offering, or against us or the Underwriters, based upon the claim that the Selected Dealers, or any of them, constitute an association, an unincorporated business or other entity, including, in each case, your proportionate amount of any expense incurred in defending against any such tax, claim, demand or liability.

            (g)    Blue Sky Laws.    Upon application to us, we shall inform you as to any advice we have received from counsel concerning the jurisdictions in which Securities have been qualified for sale or are exempt under the securities or blue sky laws of such jurisdictions, but we do not assume any obligation or responsibility as to your right to sell Securities in any such jurisdiction.

            (h)    Compliance with Law.    You agree that in selling Securities pursuant to any Offering (which agreement shall also be for the benefit of the issuer or other seller of such Securities) you will comply with all applicable laws, rules and regulations, including the applicable provisions of the Securities Act and the Exchange Act, the applicable rules and regulations of the Securities and Exchange Commission thereunder, the applicable rules and regulations of the NASD, the applicable rules and regulations of any securities exchange having jurisdiction over the Offering and the applicable laws, rules and regulations specified in Section 3(b) hereof.

Furthermore, you acknowledge and agree that certain Offerings of Securities (i) may be made in the United States only and/or (ii) may be offerings of Securities of an affiliate of a United States bank but are not savings accounts, deposits or other obligations of any such bank and would not be guaranteed by such bank or insured by the Federal Deposit Insurance Corporation or any other governmental agency.

        4.    Termination, Supplements and Amendments.    This Agreement shall continue in full force and effect until terminated by a written instrument executed by each of the parties hereto. This Agreement may be supplemented or amended by us by written notice thereof to you, and any such supplement or amendment to this Agreement shall be effective with respect to any Offering to which this Agreement applies after the date of such supplement or amendment. Each reference to "this Agreement" herein shall, as appropriate, be to this Agreement as so amended and supplemented. The terms and conditions set forth in Section 3(c) hereof with regard to any Offering will terminate at the close of business on the 30th day after the commencement of the public offering of the Securities to which such Offering relates, but in our discretion may be extended by us for a further period not exceeding 30 days and in our discretion, whether or not extended, may be terminated at any earlier time.

        5.    Successors and Assigns.    This Agreement shall be binding on, and inure to the benefit of, the parties hereto and other persons specified in Section 1 hereof, and the respective successors and assigns of each of them.

        6.    Governing Law.    This Agreement and the terms and conditions set forth herein with respect to any Offering together with such supplementary terms and conditions with respect to such Offering as may be contained in any Written Communication from us to you in connection therewith shall be governed by, and construed in accordance with, the laws of the State of Illinois.

Please confirm by signing and returning to us the enclosed copy of this Agreement that your subscription to, or your acceptance of any reservation of, any Securities pursuant to an Offering shall constitute (i) acceptance of and agreement to the terms and conditions of this Agreement (as supplemented and amended pursuant to Section 4 hereof) together with and subject to any supplementary terms and conditions contained in any Written Communication from us in connection with such Offering, all of which shall constitute a binding agreement between you and us, individually or as representative of any Underwriters, (ii) confirmation that your representations and warranties set forth in Section 3 hereof are true and correct at that time, (iii) confirmation that your agreements set forth in Sections 2 and 3 hereof have been and will be fully performed by you to the extent and at the times required thereby and (iv) in the case of any Offering described in Section 3(a) and 3(b) hereof, acknowledgment that you will request and have received from us sufficient copies of the final prospectus or offering circular, as the case may be, with respect to such Offering in order to comply with your undertakings in Section 3(a) or 3(b) hereof.

Very truly yours,
INCAPITAL LLC
By:
Thomas S. Ricketts Managing Member
CONFIRMED:	, 20

«Company»»

By:

Name:
(Print name)

Title:

QuickLinks

SELLING AGENT AGREEMENT by and among PHH Corporation and the Agents named herein June 9, 2003
PHH CORPORATION (a Maryland corporation)
SELLING AGENT AGREEMENT
ANNEX A AGENT CONTACT INFORMATION
  EXHIBIT A
FORM OF OPINION OF PIPER RUDNICK LLP, SPECIAL COUNSEL TO THE COMPANY
  EXHIBIT B
FORM OF OPINION OF ERIC J. BOCK, EXECUTIVE PRESIDENT, LAW AND CORPORATE SECRETARY OF THE COMPANY
FORM OF OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
  EXHIBIT D
DEALER AGENT PROGRAM
  EXHIBIT E
PHH Corporation $500,000,000 PHH INTERNOTES® DUE FROM NINE MONTHS OR MORE FROM DATE OF ISSUE ADMINISTRATIVE PROCEDURES
  EXHIBIT F
TERMS AGREEMENT
Form of Pricing Supplement
Master Selected Dealer Agreement